UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2005, (June 28, 2005)

WILLIS GROUP HOLDINGS LIMITED

(Exact Name of Registrant as Specified in its Charter)

Bermuda	No. 001-16503	No. 98-0352587
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited
Ten Trinity Square
London EC3P 3AX, England

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (011) 44-20-7488-8111

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events.

On June 28, 2005, Willis North America Inc., a Delaware corporation (the “Issuer”), Willis Group Holdings Limited, a Bermuda company and the parent company of Issuer (the “Parent”), and TA I Limited, TA II Limited, TA III Limited, Trinity Acquisition Limited, TA IV Limited and Willis Group Limited (each a company organized under the laws of England and Wales, and which together with the Parent, collectively comprise substantially all of the direct and indirect parent entities of the Issuer, the “Guarantors”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named in Schedule I to the Underwriting Agreement (collectively, the “Underwriters”), pursuant to which the Issuer agreed to sell to the Underwriters $250,000,000 aggregate principal amount of its 5.125% Senior Notes due 2010 and $350,000,000 aggregate principal amount of its 5.625% Senior Notes due 2015, each fully and unconditionally guaranteed by the Guarantors (together, the “Notes”). On July 1, 2005, the Issuer, the Guarantors and JPMorgan Chase Bank, N.A., as trustee (the “Trustee”) executed an Indenture, dated as of July 1, 2005, and the First Supplemental Indenture, dated as of July 1, 2005 (together, the “Indenture”), which created the Notes.

The foregoing description of the Underwriting Agreement and of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement and of the Indenture, copies of which are filed as Exhibit 1.1 and Exhibit 4.1, respectively, hereto and are incorporated by reference herein.

In connection with the issuance of the Notes, a statement setting forth a computation of the Parent’s ratios of earnings to fixed charges for the quarter ended March 31, 2005 and for each of the five fiscal years ended December 31, 2004 is also included as Exhibit 12.1 to this Report on Form 8-K.

A copy of the Parent’s press release dated June 28, 2005 announcing the pricing of the Notes is filed as Exhibit 99.1 hereto.

Item 9.01          Financial Statements and Exhibits.

(c)   Exhibits.

The following exhibits are filed as part of this Report on Form 8-K:

1.1	Underwriting Agreement, dated as of June 28, 2005, between the Issuer, the Guarantors and the Underwriters.
4.1	Indenture, dated as of July 1, 2005, and First Supplemental Indenture, dated as of July 1, 2005, among the Issuer, the Guarantors and the Trustee.
12.1	Computation of Earnings to Fixed Charges.
99.1	Press Release dated June 28, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIS GROUP HOLDINGS LIMITED
(Registrant)
Date: July 1, 2005	By:	/s/ MARY E. CAIAZZO
		Name:	Mary E. Caiazzo
		Title:	Assistant General Counsel